THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Discovery Premier Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2013

Supplement dated October 2, 2013

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

In the Federal Tax Status section of the Prospectus, the section entitled “Same-Gender Spouse, Civil Union and Domestic Partner Considerations” is replaced with the following:

The discussion in this Section includes a description of certain spousal rights under the Contract and under tax-qualified plans. In U.S. v Windsor, the U.S. Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. In Revenue Ruling 2013-17, effective September 16, 2013, the Internal Revenue Service (“IRS”) clarified its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership occurred does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes.

With respect to a same-gender spouse or civil union partner, you are strongly cautioned to consult with your tax or legal adviser with regard to spousal rights under the Contract.

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